Certification by the Chief Executive Officer and Chief FinancialOfficer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant

to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Associated Banc-Corp, a Wisconsin corporation (the “Company”), does hereby certify that:

1.     The accompanying Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2003 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.     Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

   /s/ Paul S. Beideman

   Paul S. BeidemanChief
Executive OfficerNovember
10, 2003

   /s/ Joseph B. Selner

   Joseph B. SelnerChief
Financial OfficerNovember
10, 2003